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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2003


                                 VERDISYS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              CALIFORNIA                              333-64122                             22-3755993
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


                           25025 I-45 NORTH, SUITE 525
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 364-6999
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated December 4, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On December 4, 2003, the Registrant issued a press release, as set forth in Exhibit 99.1 hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERDISYS, INC.

Date: December 4, 2003.

                                            By:  /s/ Andrew Wilson
                                               --------------------------------
                                                     Andrew Wilson
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX



          Exhibit
          Number                    Description
          -------                   ------------

           99.1          Press Release dated December 4, 2003.